UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials


                          MERCURY WASTE SOLUTIONS, INC.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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


                                                                  April 22, 2002







Dear Shareholder:

         You are cordially invited to attend the Annual Meeting of Shareholders of Mercury Waste Solutions, Inc. to be held at our Roseville facility located at 2007 West County Road C-2, Roseville, Minnesota on Thursday, May 23, 2002, beginning at 3:30 p.m. I encourage you to attend. Whether or not you plan to attend the meeting, I urge you to vote your proxy.

         On behalf of your Board of Directors and employees, thank you for your continued support of Mercury Waste Solutions.



                                        Sincerely,



                                        Brad J. Buscher
                                        Chairman of the Board

                          MERCURY WASTE SOLUTIONS, INC.
                     302 North Riverfront Drive, Suite 100A
                            Mankato, Minnesota 56001

                           ---------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 23, 2002

                           ---------------------------

To the Shareholders of Mercury Waste Solutions, Inc.:

         Please take notice that the Annual Meeting of Shareholders of Mercury Waste Solutions, Inc. (the "Company") will be held, pursuant to due call by the Board of Directors of the Company, at our Roseville facility located at 2007 West County Road C-2, Roseville, Minnesota on Thursday, May 23, 2002, beginning at 3:30 p.m. (Minneapolis time), or at any adjournment or adjournments thereof, for the purpose of considering and taking appropriate action with respect to the following:

            1. To elect seven directors.

            2. To increase the number of shares reserved for issuance under the
               Company's 1996 Stock Option Plan by 129,000 shares of Common
               Stock.

            3. To transact any other business as may properly come before the meeting or any adjournments thereof.

         Pursuant to due action of the Board of Directors, shareholders of record on April 5, 2002, will be entitled to vote at the meeting or any adjournments thereof.

         A PROXY FOR THE MEETING IS ENCLOSED HEREWITH. YOU ARE REQUESTED TO FILL IN AND SIGN THE PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS, AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE.


                                        By Order of the Board of Directors

                                        MERCURY WASTE SOLUTIONS, INC.





                                        Mark A. Stennes, Secretary

April 22, 2002

                          MERCURY WASTE SOLUTIONS, INC.

                     302 NORTH RIVERFRONT DRIVE, SUITE 100A
                            MANKATO, MINNESOTA 56001

                            ------------------------

                                 PROXY STATEMENT

                            ------------------------


                    ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                                  MAY 23, 2002

                               PROXIES AND VOTING

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Mercury Waste Solutions, Inc. (the "Company") to be used at the Annual Meeting of Shareholders of the Company to be held May 23, 2002 at 3:30 p.m. The approximate date on which this Proxy Statement and the accompanying proxy were first sent or given to shareholders was April 22, 2002. Each shareholder who signs and returns a proxy in the form enclosed with this Proxy Statement may revoke the same at any time prior to its use by giving notice of such revocation to the Company in writing, in open meeting or by executing and delivering a new proxy to the Secretary of the Company. Unless so revoked, the shares represented by each proxy will be voted at the meeting and at any adjournments thereof. Presence at the meeting of a shareholder who has signed a proxy does not alone revoke that proxy. Only shareholders of record at the close of business on April 5, 2002 (the "Record Date") will be entitled to vote at the meeting or any adjournments thereof.

                              VOTING SECURITIES AND
                            PRINCIPAL HOLDERS THEREOF

         The Company has outstanding one class of voting securities, Common Stock, having a par value of $.01 per share, of which 3,500,097 shares were outstanding as of the close of business on the Record Date. Each share of Common Stock is entitled to one vote on all matters put to a vote of shareholders.

         The following table sets forth as of April 5, 2002 certain information regarding the beneficial ownership of shares of Common Stock by each director of the Company, each of the executive officers listed in the Summary Compensation Table, each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares and all directors and executive officers as a group. Except as otherwise indicated, each shareholder has sole voting and investment power with respect to the shares beneficially owned. Unless otherwise indicated, the address of the directors and executive officers is 302 North Riverfront Drive, Suite 100A, Mankato, Minnesota 56001.



                   NAME OF BENEFICIAL OWNER                 NUMBER    PERCENTAGE
                   ------------------------                 ------    ----------

Brad J. Buscher (1)......................................  2,127,242     48.7%
Mark G. Edlund...........................................    620,000     17.7%
Alan R. Geiwitz (2)......................................    173,011      4.9%
Joel H. Gottesman (3)....................................    212,910      6.1%
Robert L. Etter (3)......................................    113,600      3.3%
James R. Cornwell (4)....................................     60,000      1.7%
Mark A. Stennes (5)......................................     53,600      1.5%
Peder A. Larson (6)......................................     20,000       *
Frank L. Farrar..........................................     18,182       *
All directors and officers as a group (ten persons) (7)..  3,298,545     74.1%

----------------------
*less than 1%

   1) Includes 170,000 shares not outstanding but deemed beneficially owned by virtue of such person's right to acquire such shares pursuant to exercise of stock options and warrants within 60 days. Also includes 696,000 shares not outstanding but deemed beneficially owned by virtue of such person's right to convert Series A Preferred Stock into common stock within 60 days.
   2) Includes 3,000 shares held in an IRA for the benefit of spouse.
   3) Includes 100,000 shares held as co-trustee of an irrevocable trust for the benefit of Brad J. Buscher's children.
   4) Includes 24,000 shares not outstanding but deemed beneficially owned by virtue of such person's right to acquire such shares pursuant to exercise of stock options within 60 days.
   5) Includes 40,000 shares not outstanding but deemed beneficially owned by virtue of such person's right to acquire such shares pursuant to exercise of stock options within 60 days.
   6) Includes 20,000 shares not outstanding but deemed beneficially owned by virtue of such person's right to acquire such shares pursuant to exercise of warrants within 60 days.
   7) Includes 190,000 shares not outstanding but deemed beneficially owned by virtue of such person's right to acquire such shares pursuant to the exercise of warrants within 60 days, 64,000 shares not outstanding but deemed beneficially owned by virtue of such person's right to acquire such shares pursuant to the exercise of stock options within 60 days, 696,000 shares not outstanding but deemed beneficially owned by virtue of such person's right to convert Series A Preferred Stock into common stock within 60 days and 100,000 held in an irrevocable trust for the benefit of Brad J. Buscher's children.

                              ELECTION OF DIRECTORS

         Seven directors are to be elected at the meeting, each director to hold office until the next Annual Meeting of Shareholders, or until their successor is elected and qualified. All of the persons listed below are now serving as directors of the Company. All of the persons listed below have consented to serve as a director, if elected. The Board of Directors proposes for election the nominees listed below:

         BRAD J. BUSCHER, age 47, has been Chairman of the Board and Chief Executive Officer of the Company since its inception. Mr. Buscher has also been the Chairman and Chief Executive Officer of Bankers American Capital Corp., a privately held merchant banking company, since 1993. From 1981 to 1994, Mr. Buscher was President and Chief Executive Officer of American Bancshares, a multi-bank holding company. From 1986 to 1994, Mr. Buscher was also Chief Executive Officer of American Banks, a subsidiary of American Bancshares. Mr. Buscher also served as Chief Executive Officer of Eagle Insurance Agencies, Inc., a full line property, casualty, life, health and crop insurance agency, from 1987 to 1994. From 1993 to the present, Mr. Buscher has served as the managing general partner of BRB Development, LLC, a commercial and retail land development company. Mr. Buscher is also a member of the Board of Directors for Realco, Inc., an integrated real estate and financial services company.

         MARK G. EDLUND, age 48, has been President and Chief Operating Officer and a Director of the Company since its inception. From 1993 to January 1996, Mr. Edlund served as President of U.S. Environmental, Incorporated, which sold substantially all of its assets to the Company.

         ALAN R, GEIWITZ, age 51, has been a Director of the Company since September 1996. Mr. Geiwitz has been President and Director of Orion Financial Corp. since 1982. Mr. Geiwitz is also a member of the Board of Directors of Midwest Financial Services, Inc, a commercial finance company, Lake Air Metal Products, LLC, a precision sheet metal fabrication company and Lake Air Metal Stamping, LLC, a metal stamping company.

         JOEL H. GOTTESMAN, age 53, has been a Director of the Company since January 1996. Mr. Gottesman is currently CEO of EGS Group Ltd., LLC, a management consulting firm specializing in business to business ecommerce strategies. Mr. Gottesman has been Senior Vice President, General Counsel and Secretary of Conseco Finance Corp. (formerly Green Tree Financial Corporation), from September 1995 through May 1999. From May 1999 to January 2000, Mr. Gottesman served as Senior Vice President and Chief Internet Officer of Conseco Finance. From January 2000 to October 2000, Mr. Gottesman served as CEO of BizGuild, Inc., an ecommerce start-up which was sold in October 2000. Prior to joining Conseco Finance, from 1983 through September 1995, Mr. Gottesman was a practicing attorney and was a shareholder of Briggs & Morgan, P.A., serving as the firm's Treasurer and a member of its Board of Directors.

         ROBERT L. ETTER, age 56, a certified public accountant, has been a Director of the Company since May 1996. Mr. Etter has been a shareholder and Executive Board Member of Wolf, Etter and Co., Certified Public Accountants since 1973. Mr. Etter heads the firm's financial institutions department for tax, auditing and consulting.

         FRANK L. FARRAR, age 72, has been a Director of the Company since January 1997. Mr. Farrar has been Chairman of the following companies since 1983: (i) Beresford Bancorporation, Inc., a South Dakota thrift holding company,
(ii) Capital Bancorporation, Inc., a south Dakota bank holding company, and
(iii) Uptown Bancorporation, Inc., an Illinois bank holding company. Mr. Farrar has also been Chairman of Fulda Bancorporation, a Minnesota bank holding company since 1986.

         PEDER A. LARSON, age 42, has been a Director of the Company since November 2000. Mr. Larson is the former Commissioner of the Minnesota Pollution Control Agency (MPCA). He currently is an attorney specializing in environmental issues. He also serves on the boards of the Minnesota Environmental Initiative and the Upper Midwest Section of the Air and Waste Management Association. Prior to his appointment as Commissioner, Mr. Larson served as the Assistant Commissioner and Deputy Commissioner of the MPCA. In addition, Mr. Larson worked for the U.S. Secretary of Education Lamar Alexander and Minnesota Governor Arne Carlson. Prior to his government service, Mr. Larson practiced law in Minneapolis, focusing on general business law, taxation and government affairs.

PROXIES AND VOTING

         The affirmative vote of the holders of the greater of (a) a majority of the outstanding shares of Common Stock of the Company present and entitled to vote on the election of directors or (b) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for transaction of business at the meeting, is required for election to the Board of each of the seven (7) nominees named above. A shareholder who abstains with respect to the election of directors is considered to be present and entitled to vote on the election of directors at the meeting, and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a Proxy to vote, or withholds authority to vote, on the election of directors, shall not be considered present and entitled to vote on the election of directors.

         All shares represented by proxies will be voted FOR the election of the foregoing nominees unless a contrary choice is specified. If any nominee should withdraw or otherwise become unavailable for reasons not presently known, the proxies which would have otherwise been voted for such nominee will be voted for such substitute nominee as may be selected by the Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ALL OF THE NOMINEES LISTED ABOVE.

                         NON-DIRECTOR EXECUTIVE OFFICERS

         The following persons are executive officers, but not directors, of the
Company:

         TODD J. ANDERSON, age 38, has been Chief Financial Officer of the Company since November 1997. From September 1985 until October 1997 he was employed by McGladrey & Pullen, LLP, a public accounting and consulting firm, where he served in increasing capacities, with the most recent being Senior Manager since July 1995. Mr. Anderson is a certified public accountant.

         MARK A. STENNES, age 50, has been Executive Vice President of Administration and Secretary since May of 1998. Mr. Stennes has been with the Company since inception serving in various management capacities. From 1994 to 1995, Mr. Stennes served as Vice President of Bankers American Capital Corp., a privately held merchant banking company. From 1986 to 1994, he served as Senior Vice President of Operations at American Banks of Mankato, Minnesota.

         JAMES R. CORNWELL, age 35, has been Vice President, Retort Sales since May 1998. Mr. Cornwell has been with the Company since inception where he has served in various sales and management roles. Mr. Cornwell has over ten years of experience in hazardous materials management. From September 1994 to January 1996, Mr. Cornwell served as General Manager of the Union Grove Facility for U.S. Environmental, Incorporated. From July 1993 to August 1994 he served as the General Manager of Superior Lamp Recycling, a fluorescent lamp recycling division of Superior Services, Inc.

                             EXECUTIVE COMPENSATION

         The following table sets forth the cash and noncash compensation from January 1, 1999 through December 31, 2001 awarded to or earned by the Chief Executive Officer and other named executive officers:

                           SUMMARY COMPENSATION TABLE


                                                                 Other Annual
         Name and Principal Position    Year    Annual Salary    Compensation
         ---------------------------    ----    -------------    ------------
         Brad J. Buscher,               2001              0          0(1)
         Chairman and CEO               2000              0          0(1)
                                        1999              0          0(1)

         James R. Cornwell,             2001       $167,591          0
         Vice President                 2000       $102,122          0
                                        1999        $72,882          0

----------------
1) Pursuant to a Management Consulting Agreement with Bankers American Capital Corporation ("BACC"), a Minnesota corporation wholly-owned by Brad J. Buscher, the Company pays fees to BACC on a monthly basis for certain consulting and administrative services provided to the Company. Total amounts paid were $120,000 $60,000 and $90,000 for the years ended December 31, 2001, 2000 and 1999, respectively.


               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

                  Shares
                 Acquired                   Number of Securities             Value of Unexercised
                    on                     Underlying Unexercised          In-the-Money Options at
                 Exercise    Value     Options at Fiscal Year End (#)        Fiscal Year End ($)
  Name             (#)      Realized    Exercisable    Unexercisable    Exercisable    Unexercisable
  ----            -----     --------    -----------    -------------    -----------    -------------
Brad J.             0           0             0              0               $0              $0
Buscher

James R.            0           0        24,000              0               $0              $0
Cornwell (1)

-----------------
1) Does not include approved option grants for the purchase of 25,000 shares that will be issued on May 15, 2002 with an exercise price equal to the closing sales price of the Company's Common Stock on such date.


COMPENSATION COMMITTEE REPORT ON OPTION EXCHANGE PROGRAM

         In November 2001, the Board approved an option exchange program with certain company executives whereby the executives agreed to cancel options for the purchase of 135,000 shares in exchange for options for the same number of shares to be granted on May 15, 2002. With respect to the named executive officers, Mr. Buscher did not participate in the program and Mr. Cornwell agreed to exchange options for the purchase of 15,000 shares. In approving the exchange program, the Board determined that the existing options no longer had sufficient value to motivate and retain the Company's key executives.

BOARD OF DIRECTORS AND COMMITTEES

         The Board of Directors held four (4) meetings during fiscal 2001. The Company has an Audit Committee and a Compensation Committee, but does not have a nominating committee of the Board of Directors.

         The Company's Audit Committee, which consists of Messrs. Alan R. Geiwitz, Frank L. Farrar and Robert L. Etter, held four meetings during fiscal 2001. The Audit Committee recommends to the full Board the engagement of the independent accountants, reviews the audit plan and results of the audit engagement, reviews the independence of the auditors, and reviews the adequacy of the Company's system of internal accounting controls. The members of the Audit Committee are independent directors as that term is defined in Rule 4200(a)(14) of the National Association of Securities Dealers listing standards.

         The Company's Compensation Committee, which consists of Messrs. Peder
A. Larson, Joel H. Gottesman and Robert L. Etter, held one formal meeting during fiscal 2001 and also took action through the entire Board of Directors. The Compensation Committee reviews the Company's remuneration policies and practices, makes recommendations to the Board in connection with all compensation matters affecting the Company and administers the Company's 1996 Stock Option Plan.

         During fiscal 2001, each director attended at least 50% of the aggregate of the meetings of the Board of Directors and of each of the committees on which such director served.

DIRECTOR COMPENSATION

         Non-employee Directors currently receive $250 for each meeting attended.

                             AUDIT COMMITTEE REPORT

         The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities relating to accounting, reporting practices and the quality and integrity of the financial reports and other publicly disseminated financial information of the Company. The Audit Committee currently consists of Messrs. Alan R. Geiwitz, Frank L. Farrar and Robert L. Etter. The Board of Directors has determined that each member of the Audit Committee is an "independent director," as such term is defined by Section 4200(a)(14) of the National Association of Securities Dealers listing standards.

         The Audit Committee holds meetings with the Company's independent public accountants, both in the presence of management and privately, to discuss the overall scope and plans for their respective audits, the results of their examinations, and the evaluations of the Company's internal controls, and the overall quality of the Company's financial reports.

         The Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent public accountants. The Audit Committee has also discussed with the independent public accountants the matters required by Statement on Auditing Standards No. 61 Communication with Audit Committees.

         With respect to independence, the Audit Committee has received the written disclosures from the independent public accountants required by the Independence Standards Board Standard No. 1 Independence Discussions with Audit Committees and has discussed with McGladrey & Pullen, LLP their independence and has considered the compatibility of non-audit services rendered by McGladrey & Pullen, LLP and associated entities with their independence.

         Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, (i) the selection of McGladrey & Pullen, LLP for the 2002 fiscal year and (ii) that the audited financial statements of the Company be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

                        SUBMITTED BY THE AUDIT COMMITTEE
                       OF THE COMPANY'S BOARD OF DIRECTORS

              Alan R. Geiwitz     Frank L. Farrar     Robert L. Etter

                               OTHER AUDIT MATTERS

AUDITORS

         McGladrey & Pullen, LLP has been the independent accountants for the Company since 1996, and is expected to be retained for the year ending December 31, 2002. A representative of McGladrey & Pullen, LLP is expected to attend this year's Annual Meeting of Stockholders and have an opportunity to make a statement and/or respond to appropriate questions from stockholders.

AUDIT FEES

         The aggregate fees billed by McGladrey & Pullen, LLP for the audit of the Company's financial statements for fiscal 2001, assistance with annual report on Form 10-KSB, reviews of financial statements included in the registrant's Forms 10-QSB, attendance at audit committee meetings and consultation on accounting and audit matters were approximately $48,000.

ALL OTHER FEES

         Fees billed for other services by McGladrey & Pullen, LLP and associated entities in fiscal 2001 were approximately $15,000. There were no fees billed for financial information systems design and implementation services rendered in fiscal 2001.

                              CERTAIN TRANSACTIONS

         In May 1998, the Company entered into a $2,000,000 loan facility with Bankers American Capital Corporation ("BACC"), a corporation wholly owned by Brad J. Buscher, the Company's Chairman and Chief Executive Officer. The $2,000,000 loan facility consisted of a $1,200,000 term loan used to fund the Mercury Refining Company, Inc. acquisition and an $800,000 revolving credit loan to be used for working capital purposes. The term loan had a two-year term requiring quarterly payments, commencing on September 1, 1998, of $60,000 plus interest and the revolving credit loan had a one-year term. Borrowings under the loans bear interest at 6% over the prime rate and are secured by all Company assets. In connection with this loan, BACC was granted a ten year warrant for the purchase of 100,000 shares of the Company's Common Stock at $3.75 per share, the market price of the Company's Common Stock on the date of grant.

         In May 1999 the line of credit was extended to November 1999 and in September 1999, the line of credit was further extended to May 2000 and increased from $800,000 to $1,000,000 under similar terms. In March 2000, the term loan and the revolving credit loan, with a combined outstanding balance of $1,910,000, were consolidated into one $2,000,000 revolving line of credit with BACC. The new revolving line of credit required monthly interest only payments at 6% over the prime rate, was secured by all Company assets and matured on December 31, 2000. As consideration for restructuring the loan, BACC required a $120,000 cash commitment fee. In conjunction with this transaction, BACC also sold a $1,000,000 participation in the Restructured Loan to the First National Bank of Fulda, an entity owned by Frank Farrar, a Board member of the Company. This participation was repaid in full by BACC on December 31, 2000.

         In an effort to maintain its listing on NASDAQ, BACC, in August 2000, converted $600,000 of the revolving credit loan in exchange for $600,000 of Series A Convertible Preferred Stock ("Preferred Stock") at $1,000 per share. The Preferred Stock carries a 12% dividend rate payable in cash monthly and six months following issuance is convertible into common stock at a 25% discount from the 20-day average of the closing price prior to conversion with a conversion ceiling of $1.82 per share. The Company cannot issue more than 696,000 shares of common stock upon conversion of the Preferred Stock. In the event full conversion of the Preferred Stock is limited to the 696,000 shares, the Company will convert the remaining Preferred Stock investment into Series B Preferred Stock under terms to be negotiated. Furthermore, all of the Preferred Stock must be converted within 36 months of issuance. As consideration for the debt conversion, BACC was granted a warrant for the purchase of 70,000 shares of common stock of the Company at an exercise price of $1.44 per share, the market price of the Company's common stock on the date of issuance. The warrant carries a five-year term and is exercisable six months after issuance.

         In conjunction with the debt conversion, the total amount available under the revolving line of credit was reduced from $2,000,000 to $1,500,000. In October 2001, the revolving line of credit was extended to June 30, 2003 under similar terms.

         The Company and Bankers American Capital Corporation, a corporation wholly-owned by Brad J. Buscher ("BACC"), annually enter into a management consulting agreement, pursuant to which BACC provides certain management, accounting and other administrative services to the Company. Consulting fees totaled $120,000 and $60,000 for the years ended December 31, 2001 and 2000, respectively. The current management consulting agreement, which requires monthly payments of $10,000, terminates in January 2003.

         For the years ended December 31, 2001 and 2000, Mark Edlund, the Company's President and Chief Operating Officer, provided certain management and consulting services to the Company totaling $60,000 each year. On January 1, 2002, the Company entered into a consulting agreement with U.S. Environmental, Inc. ("USE"), an entity owned by Mark Edlund, pursuant to which Mr. Edlund will provide certain management and consulting services through December 31, 2003 for a monthly fee of $10,000.

         In January 2001, the Company entered into an agreement with USE to manage the design, manufacturing, testing and installation of new lamp recycling equipment. The agreement required total payments to USE of $138,000, of which all has been paid as of December 31, 2001.

                    PROPOSAL TO INCREASE THE NUMBER OF SHARES
             RESERVED FOR ISSUANCE UNDER THE 1996 STOCK OPTION PLAN

         Subject to the approval of the shareholders on May 23, 2002, the Board of Directors amended the Mercury Waste Solutions, Inc. Stock Option Plan (the "Plan") to increase the number of shares of Common Stock reserved for issuance pursuant to the Plan by 129,000 shares. The brief summary of the Plan which follows is qualified in its entirety by reference to the complete text, a copy of which is attached to this Proxy Statement as Annex A.

GENERAL

         The purpose of the Plan is to provide an incentive to eligible employees and directors whose present and potential contributions are important to the continued success of the Company, to afford them an opportunity to acquire a proprietary interest in the Company, and to enable the Company to enlist and retain in its employ the best available talent for the successful conduct of its business. It is intended that this purpose will be effected through the granting of options to buy Common Stock of the Company ("Options").

         As of the date of this Proxy, options aggregating 103,000 shares of Common Stock have been granted to certain employees of the Company. In November 2001, the Board approved an option exchange program with certain company executives whereby the executives agreed to cancel options for the purchase of 135,000 shares in exchange for options for the same number of shares to be granted in May 2002. In addition, the Compensation Committee has approved options for the purchase of 130,000 shares to certain key executives and other employees to be granted in May 2002. In order to fulfill the option exchange program, other approved option grants and to continue to provide incentives to new and existing employees, the Company desires to increase the number of shares available under the Plan from 371,000 to 500,000.

         Subject to certain exceptions set forth in the Plan, both Incentive Stock Options and Nonstatutory Stock Options may be granted to employees (including officers and directors who are also employees) of the Company and Nonstatutory Stock Options may also be granted to consultants to or other independent contractors of the Company.

         The Plan is administered by a compensation committee (the "Compensation Committee") presently consisting of Peder A. Larson, Joel H. Gottesman and Robert L. Etter, which has the discretion to determine the number and purchase price of shares subject to Options, the term of each Option which may not be below 85% of the fair market value of the Common Stock on the date granted, the term of each Option, and the time or times during its term when the Option becomes exercisable. The Compensation Committee may accelerate the exercisability of any Option or may determine to cancel Options in order to make a participant eligible for the grant of an Option at a lower price. The Compensation Committee may approve the purchase by the Company of an unexercised Option for the difference between the exercise price and the fair market value of the shares covered by such Option.

         The Option price may be paid in cash, check, bank draft or by delivery of shares of Common Stock valued at their fair market value at the time of purchase or by withholding shares from the shares issuable upon exercise of such options valued at their fair market value or as otherwise authorized by the Compensation Committee. In the event that an optionee ceases to be an employee of the Company for any reason, including death, any Option or unexercised portion thereof which was otherwise exercisable on the date of termination of employment shall expire at the time or times established by the Compensation Committee.

AMENDMENT OF THE PLAN

         The Board of Directors may amend or discontinue the Plan at any time. However, no such amendment or discontinuance may, subject to adjustment in the event of a merger, recapitalization, or other corporate restructuring, (a) change or impair, without the consent of the recipient thereof, an option previously granted, (b) materially increase the maximum number of shares of Common Stock which may be issued to all employees under the Plan, (c) materially change or expand the types of option that may be granted under the Plan, (d) materially modify the requirements as to eligibility for participation in the Plan, or (e) materially increase the benefits accruing to participants. Certain Plan amendments require shareholder approval, including amendments which would materially increase benefits accruing to participants, increase the number of securities issuable under the Plan, or change the requirements for eligibility under the Plan.

FEDERAL INCOME TAX CONSEQUENCES

         The following discussion sets forth certain United States income tax considerations in connection with the ownership of Common Stock. These tax considerations are stated in general terms and are based on the Internal Revenue Code of 1986, as amended. This discussion does not address state or local tax considerations with respect to the ownership of Common Stock. Moreover, the tax considerations relevant to ownership of the Common Stock may vary depending on a holder's particular status.

         When a non-qualified stock option granted pursuant to the Plan is exercised, the employee will realize ordinary income measured by the difference between the aggregate purchase price of the shares of Common Stock as to which the Option is exercised and the aggregate fair market value of shares of the Common Stock on the exercise date, and the Company will be entitled to a deduction in the year the option is exercised equal to the amount the employee is required to treat as ordinary income.

         Options which qualify as incentive stock options are entitled to special tax treatment. Under existing federal income tax law, if shares purchased pursuant to the exercise of such an option are not disposed of by the optionee within two years from the date of granting of the option or within one year after the transfer of the shares to the optionee, whichever is longer, then
(i) no income will be recognized to the optionee upon the exercise of the Option; (ii) any gain or loss will be recognized to the optionee only upon ultimate disposition of the shares and, assuming the shares constitute capital assets in the optionee's hands, will be treated as long-term capital gain or loss; (iii) the optionee's basis in the shares purchased will be equal to the amount of cash paid for such shares; and (iv) the Company will not be entitled to a federal income tax deduction in connection with the exercise of the Option. The Company understands that the difference between the Option price and the fair market value of the shares acquired upon exercise of an incentive stock option will be treated as an "item of tax preference" for purposes of the alternative minimum tax. In addition, incentive stock options exercised more than three months after retirement are treated as non-qualified options.

         The Company further understands that if the optionee disposes of the shares acquired by exercise of an incentive stock option before the expiration of the holding period described above, the optionee must treat as ordinary income in the year of that disposition an amount equal to the difference between the optionee's basis in the shares and the lesser of the fair market value of the shares on the date of exercise or the selling price. In addition, the Company will be entitled to a deduction equal to the amount the employee is required to treat as ordinary income.

         If the exercise price of an Option is paid by surrender of previously owned shares, the basis of the shares received in replacement of the previously owned shares is carried over. If the option is a nonstatutory option, the gain recognized on exercise is added to the basis. If the option is an incentive stock option, the optionee will recognize gain if the shares surrendered were acquired through the exercise of an incentive stock option and have not been held for the applicable holding period. This gain will be added to the basis of the shares received in replacement of the previously owned shares.

PROXIES AND VOTING

         The affirmative vote of the holders of the greater of (a) a majority of the outstanding shares of Common Stock of the Company present and entitled to vote on the proposed Plan amendment or (b) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for transaction of business at the meeting, is required to approve the proposal to increase the number of shares of common stock reserved for issuance under the Plan. A shareholder who abstains with respect to the proposed Plan amendment is considered to be present and entitled to vote at the meeting, and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a Proxy to vote on the proposed Plan amendment shall not be considered present and entitled to vote on the proposed amendment. All shares represented by proxies will be voted for approval of the proposed Plan amendment unless a contrary choice is specified.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE INCREASE IN SHARES RESERVED FOR ISSUANCE UNDER THE PLAN.

                                  OTHER MATTERS

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC") and the Nasdaq National Market. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during fiscal year 2001, all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with.

PROPOSALS OF SHAREHOLDERS

         All proposals of shareholders intended to be presented at the 2003 Annual Meeting of Shareholders of the Company must be received by the Company at its executive offices on or before December 22, 2002.

         On May 21, 1998, the Securities and Exchange Commission amended Rule 14a-4 of the Securities Exchange Act of 1934. The amendment governs the Company's use of its discretionary proxy voting authority with respect to a shareholder proposal which the shareholder has not sought to include in the Company's proxy statement. The new amendment provides that if a proponent of a proposal fails to notify the Company at least 45 days prior to the month and day of mailing of the prior year's proxy statement of a shareholder proposal, then the management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

         With respect to the Company's 2003 Annual Meeting of Shareholders, if the Company is not provided notice of a stockholder proposal which the stockholder has not previously sought to include in the Company's proxy statement by March 6, 2003, the management proxies will be allowed to use their discretionary authority as outlined above.

SOLICITATION

         The Company will bear the cost of preparing, assembling and mailing the proxy, Proxy Statement, Annual Report and other material which may be sent to the shareholders in connection with this solicitation. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward soliciting material to the beneficial owners of stock, in which case they will be reimbursed by the Company for their expenses in doing so. Proxies are being solicited primarily by mail, but, in addition, officers and regular employees of the Company may solicit proxies personally, by telephone, by telegram or by special letter.

         The Board of Directors does not intend to present at the meeting any other matter not referred to above and does not presently know of any matters that may be presented to the meeting by others. However, if other matters come before the meeting, it is the intent of the persons named in the enclosed proxy to vote the proxy in accordance with their best judgment.


                                        By Order of the Board of Directors

                                        MERCURY WASTE SOLUTIONS, INC.





                                        Mark A. Stennes,
                                        SECRETARY

                                                                         ANNEX A


                          MERCURY WASTE SOLUTIONS, INC.

                                STOCK OPTION PLAN
                                  (AS AMENDED)


1.       PURPOSE OF THE PLAN

         The purpose of this Stock Option Plan (the "Plan") of Mercury Waste Solutions, Inc. (the "Company") is to provide an incentive to eligible employees and directors whose present and potential contributions are important to the continued success of the Company, to afford them an opportunity to acquire a proprietary interest in the Company, and to enable the Company to enlist and retain in its employ the best available talent for the successful conduct of its business. It is intended that this purpose will be effected through the granting of stock options.

2.       DEFINITIONS

         Wherever used in the Plan, the following terms have the meanings set forth below:

         2.1 "Board of Directors" means the Board of Directors of the Company.

         2.2 "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder.

         2.3 "Incentive Stock Option" or "ISO" means a stock option which is intended to qualify as an incentive stock option as defined in Section 422 of the Code.

         2.4 "Non-Statutory Stock Option" or "NSO" means a stock option that is not intended to, or does not, qualify as an incentive stock option as defined in
Section 422 of the Code.

         2.5 "Option" means, where required by the context of the Plan, an ISO or NSO granted pursuant to the Plan.

         2.6 "Optionee" means a Participant in the Plan who has been granted one or more Options under the Plan.

         2.7 "Participant" means an individual described in Section 5 of this Plan who may be granted Options under the Plan.

         2.8 "Rule 16b-3" means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934.

         2.9 "Stock" means the par value, $.01 per share of the Company.

         2.10 "Subsidiary" means any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain which at the time the Option is granted owns 50% or more of the voting stock in one of the other corporations in such chain.

3.       ADMINISTRATION

         3.1 The Plan shall be administered by the Board of Directors, which shall have full power, subject to the provisions and restrictions of the Plan, to grant Options, construe and interpret the Plan, establish rules and regulations with respect to the Plan and Options granted hereunder, and perform all other acts, including the delegation of administrative responsibilities, that it believes reasonable and necessary.

         3.2 The Board of Directors shall have the sole discretion, subject to the provisions of the Plan, to determine the Participants eligible to receive Options pursuant to the Plan and the amount, type, and terms of any Options and the terms and conditions of option agreements relating to any Option.

         3.3 The Board of Directors may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or in any Option granted hereunder in the manner and to the extent it shall deem necessary to carry out the terms of the Plan.

         3.4 Any decision made, or action taken, by the Board of Directors arising out of or in connection with the interpretation and administration of the Plan shall be final, conclusive and binding upon all Optionees.

4.       SHARES SUBJECT TO THE PLAN

         4.1 NUMBER. The total number of shares of Stock reserved for issuance upon exercise of Options under the Plan is 371,000. Such shares shall consist of authorized but unissued Stock. If any Option granted under the Plan lapses or terminates for any reason before being completely exercised, the shares covered by the unexercised portion of such Option may again be made subject to Options under the Plan.

         4.2 CHANGES IN CAPITALIZATION. In the event of any change in the outstanding shares of Stock of the Company by reason of any stock dividend, split, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, or rights offering to purchase stock at a price substantially below fair market value, or other similar corporate change, the aggregate number of shares which may be subject to Options under the Plan and the terms of any outstanding Option, including the number and kind of shares subject to such Options and the purchase price per share thereof, shall be appropriately adjusted by the Board of Directors, consistent with such change and in such manner as the Board of Directors, in its sole discretion, may deem equitable to prevent substantial dilution or enlargement of the rights granted to or available for Optionees. Notwithstanding the preceding sentence, in no event shall any fraction of a share of Stock be issued upon the exercise of an Option.

5.       ELIGIBLE PARTICIPANTS

         The following persons are Participants eligible to participate in the
Plan:

         5.1 INCENTIVE STOCK OPTIONS. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary, including officers and directors who are also employees of the Company or any Subsidiary.

         5.2 NON-STATUTORY STOCK OPTIONS. Non-statutory stock options may be granted to (i) any employee of the Company or any Subsidiary, including any officer or director who is also an employee of the Company or any Subsidiary; and (ii) any consultant to, or other independent contractor of, the Company.

6.       GRANT OF OPTIONS

         6.1 DISCRETIONARY GRANTS. Subject to the terms, conditions, and limitations set forth in this Plan, the Company, by action of the Board of Directors, may from time to time grant Options to purchase shares of the Company's Stock to those eligible Participants as may be selected by the Board of Directors, in such amounts and on such other terms as the Board of Directors in its sole discretion shall determine. Any grant of Options to officers who are subject to Section 16 of the Securities Exchange Act of 1934, as amended, shall be made only by a committee of two or more directors, each of whom is a "disinterested person" as defined in Section 16b-3(c)(2) of the Exchange Act cited above.

         6.2 LIMITATIONS. Options specified under Section 6.1 above may be (i) "Incentive Stock Options" so designated by the Board of Directors and which, when granted, are intended to qualify as incentive stock options as defined in
Section 422 of the Code; (ii) "Non-Statutory Stock Options" so designated by the Board of Directors and which, when granted, are not intended to, or do not, qualify as incentive stock options under Section 422 of the Code; or (iii) a combination of both. The date on which the Board of Directors approves the granting of an Option shall be the date of grant of such Option, unless a different date is specified by the Board of Directors on such date of approval. Notwithstanding the foregoing, with respect to the grant of any Incentive Stock Option under the Plan, the aggregate fair market value of Stock (determined as of the date the Option is granted) with respect to which Incentive Stock Options are exercisable for the first time by an Optionee in any calendar year (under all such stock option plans of the Company or Subsidiaries) shall not exceed $100,000. Each grant of an Option under the Plan shall be evidenced by a written stock option agreement between the Company and the Optionee setting forth the terms and conditions, not inconsistent with the Plan, under which the Option so granted may be exercised pursuant to the Plan and containing such other terms with respect to the Option as the Board of Directors in its sole discretion may determine.

7.       OPTION PRICE AND FORM OF PAYMENT

         7.1 OPTION PRICE AND FORM OF PAYMENT. The purchase price for a share of Stock subject to an Incentive Stock Option granted hereunder shall not be less than 100% of the fair market value of the Stock. The purchase price for a share of Stock subject to a Nonstatutory Stock Option granted hereunder shall be determined by the Board of Directors at the time of such grant. For purposes of this Section 7.1, the "fair market value" of the Stock shall be determined as follows:

                  7.1.1 If the Stock of the Company is listed or admitted to unlisted trading privileges on a national securities exchange, the fair market value on any given day shall be the closing sale price for the Stock, or if no sale is made on such day, the closing bid price for such day on such exchange;

                  7.1.2 If the Stock is not listed or admitted to unlisted trading privileges on a national securities exchange, the fair market value on any given day shall be the closing sale price for the Stock as reported on the NASDAQ National Market System on such day, or if no sale is made on such day, the closing bid price for such day as entered by a market maker for the Stock;

                  7.1.3 If the Stock is not listed on a national securities exchange, is not admitted to unlisted trading privileges on any such exchange, and is not eligible for inclusion in the NASDAQ National Market System, the fair market value on any given day shall be the average of the closing representative bid and asked prices as reported on the NASDAQ System, and if not reported on such system, then as reported by the National Quotation Bureau, Inc. or such other publicly available compilation of the bid and asked prices of the Stock in any over-the-counter market on which the Stock is traded; or

                  7.1.4 If there exists no public trading market for the Stock, the fair market value on any given day shall be an amount determined in good faith by the Board of Directors in such manner as it may reasonably determine in its discretion, provided that such amount shall not be less than the book value per share as reasonably determined by the Board of Directors as of the date of determination or less than the par value of the Stock.

         Notwithstanding the foregoing, in the case of an Incentive Stock Option granted to any Optionee then owning more than 10% of the voting power of all classes of the Company's stock, the purchase price per share of the Stock subject to such Option shall not be less than 110% of the fair market value of the Stock on the date of grant of the Incentive Stock Option, determined as provided above.

         Except as provided herein, the purchase price of each share of Stock purchased upon the exercise of any Option shall be paid:

                  7.1.5 In United States dollars in cash or by check, bank draft or money order payable to the order of the Company; or

                  7.1.6 At the discretion of the Board of Directors, through the delivery of shares of Stock, having initially or as a result of successive exchanges of shares, an aggregate fair market value (as determined in the manner provided under this Plan) equal to the aggregate purchase price for the Stock as to which the Option is being exercised; or

                  7.1.7 At the discretion of the Board of Directors, by a combination of both 7.1.5 and 7.1.6 above; or

                  7.1.8 By such other method as may be permitted in the written stock option agreement between the Company and the Optionee.

         If such form of payment is permitted, the Board of Directors shall determine procedures for tendering Stock as payment upon exercise of an Option and may impose such additional limitations and prohibitions on the use of Stock as payment upon the exercise of an Option as it deems appropriate.

         If the Board in its sole discretion so agrees, the Company may finance the amount payable by an Optionee upon exercise of any Option upon such terms and conditions as the Board may determine at the time such Option is granted under this Plan.

         7.2 WITHHOLDING TAXES. The Company shall have the right to require that payment or provision for payment of any and all withholding taxes due upon the grant or exercise of an Option hereunder or the disposition of any Stock or other property acquired upon exercise of an Option be made by an Optionee. In connection therewith, the Board shall have the right to establish such rules and regulations or impose such terms and conditions in any agreement relating to an Option granted hereunder with respect to such withholding as the Board may deem necessary and appropriate.

8.       EXERCISE OF OPTIONS

         8.1 MANNER OF EXERCISE. An Option, or any portion thereof, shall be exercised by delivering a written notice of exercise to the Company and paying to the Company the full purchase price of the Stock to be acquired upon the exercise of the Option. Until certificates for the Stock acquired upon the exercise of an Option are issued to an Optionee, such Optionee shall not have any rights as a shareholder of the Company with respect to such Stock.

         8.2 LIMITATIONS AND CONDITIONS ON EXERCISE OF OPTIONS. In addition to any other limitations or conditions contained in this Plan or that may be imposed by the Board of Directors from time to time or in the stock option agreement to be entered into with respect to Options granted hereunder, the following limitations and conditions shall apply to the exercise of Options granted under this Plan:

                  8.2.1 No Incentive Stock Option may be exercisable by its terms after the expiration of 10 years from the date of the grant thereof.

                  8.2.2 No Incentive Stock Option granted pursuant to the Plan to an eligible Participant then owning more than 10% of the voting power of all classes of the Company's stock may be exercisable by its terms after the expiration of five years from the date of the grant thereof.

                  8.2.3 To the extent required to comply with Rule 16b-3, Stock acquired upon exercise of an Option granted under to the Plan may not be sold or otherwise disposed of for a period of six months from the date of grant of the Option.

9.       INVESTMENT PURPOSES

         Unless a registration statement under the Securities Act of 1933 is in effect with respect to Stock to be purchased upon exercise of Options to be granted under the Plan, the Company shall require that an Optionee agree with and represent to the Company in writing that he or she is acquiring such shares of Stock for the purpose of investment and with no present intention to transfer, sell or otherwise dispose of such shares of Stock other than by transfers which may occur by will or by the laws of descent and distribution, and no shares of Stock may be transferred unless, in the opinion of counsel to the Company, such transfer would be in compliance with applicable securities laws. In addition, unless a registration statement under the Securities Act of 1933 is in effect with respect to the Stock to be purchased under the Plan, each certificate representing any shares of Stock issued to an Optionee hereunder shall have endorsed thereon a legend in substantially the following form:

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE CORPORATION RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE CORPORATION STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

10.      TRANSFERABILITY OF OPTIONS

         No Option granted under the Plan shall be transferable by an Optionee (whether by sale, assignment, hypothecation or otherwise) other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined under the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. An Option shall be exercisable during the Optionee's lifetime only by the Optionee or, if permissible under applicable law, by the Optionee's guardian or legal representative.

11.      TERMINATION OF OPTIONS

         11.1 GENERALLY. Except as otherwise provided in this Section 11, if an Optionee's employment with the Company or Subsidiary is terminated (hereinafter "Termination"), the Optionee may exercise any Option granted under the Plan, to the extent the Optionee was vested in and entitled to exercise the Option at the date of Termination, for a period of three months after the date of Termination or until the term of the Option has expired, whichever date is earlier.

         11.2 DEATH OR DISABILITY OF OPTIONEE. In the event of the death or Disability of an Optionee prior to expiration of an Option held by him or her, the following provisions shall apply:

                  11.2.1 If the Optionee is at the time of his or her Disability employed by the Company or a Subsidiary and has been in continuous employment (as determined by the Board of Directors in its sole discretion) since the date of grant of the Option, then the Option shall be immediately exercisable in full and the Optionee shall be 100% vested on the date of Optionee's Disability; provided, however, that such Option must be exercised within one year of the date of the Optionee's Disability, and in no event later than the date of expiration of the Option. The term "Disability" shall mean any physical or mental impairment of Optionee, whether total or partial, which prevents Optionee, in the reasonable judgment of the Company, from carrying out or performing the major duties of his or her association with the Company. The determination of whether an Optionee has a Disability within the meaning of this Section 11.2.1 shall be made in writing by the Board of Directors in its sole discretion.

                  11.2.2 If the Optionee is at the time of his or her death employed by the Company or a Subsidiary and has been in continuous employment (as determined by the Board of Directors in its sole discretion) since the date of grant of the Option, then the Option shall be immediately exercisable in full by the Optionee's estate or by a person who acquired the right to exercise the Option by will or the laws of descent and distribution, and the Optionee shall be 100% vested on the date of Optionee's Death; provided, however, that such Option must be exercised within two years of the date of the Optionee's Death, and in no event later than the date of expiration of the Option.

         11.3 TERMINATION OF EMPLOYMENT. The Board of Directors shall have the right to cancel any Options granted to the Optionee under the Plan if the employment of an Optionee is terminated by the Company or a Subsidiary.

12.      AMENDMENT AND TERMINATION OF PLAN

         12.1 The Board of Directors, may at any time and from time to time suspend or terminate the Plan in whole or in part or amend it from time to time in such respects as may be in the best interests of the Company; provided, however, that no such amendment shall be made without the approval of the shareholders if it would: (a) materially modify the eligibility requirements for Participants as set forth in Section 5 hereof; (b) increase the maximum aggregate number of shares of Stock which may be issued pursuant to Options, except in accordance with Section 4.2 hereof; (c) reduce the minimum Option price per share as set forth in Section 7 hereof, except in accordance with
Section 4.2 hereof; (d) extend the period of granting Options; or (e) materially increase in any other way the benefits accruing to Optionees.

         12.2 No amendment, suspension or termination of this Plan shall, without the Optionee's consent, alter or impair any of the rights or obligations under any Option theretofore granted to him or her under the Plan.

         12.3 The Board of Directors may amend the Plan, subject to the limitations cited above, in such manner as it deems necessary to permit the granting of Incentive Stock Options meeting the requirements of future amendments to the Code.

         12.4 In the event of the proposed dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board of Directors. The Board of Directors may, in the exercise of its sole discretion in such instance, declare that any Option shall terminate as of a date fixed by the Board of Directors and give each Optionee the right to exercise his or her Option as to all or any part of the Option, including Stock as to which the Option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board of Directors determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option in full including Stock as to which the Option would not otherwise be exercisable. If the Board of Directors makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board of Directors shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period.

13.      MISCELLANEOUS PROVISIONS

         13.1 NO RIGHT TO CONTINUED EMPLOYMENT. No person shall have any claim or right to be granted an Option under the Plan, and the grant of an Option under the Plan shall not be construed as giving an Optionee the right to continued employment with the Company. The Company further expressly reserves the right at any time to dismiss an Optionee or reduce an Optionee's compensation with or without cause, free from any liability, or any claim under the Plan, except as provided herein or in a stock option agreement.

         13.2 TRANSFER OF STOCK AND PAYMENT OF WITHHOLDING TAXES. The Company shall have the right to require that payment or provision for payment of any and all withholding taxes due upon the grant or exercise of an Option hereunder or the disposition of any Stock or other property acquired upon exercise of an Option be made by an Optionee. The Board of Directors shall have the right to establish such other rules and regulations or impose such other terms and conditions in any agreement relating to an Option granted hereunder with respect to tax withholding as the Board of Directors may deem necessary and appropriate.

         13.3 GOVERNING LAW. The Plan shall be administered in the State of Minnesota, and the validity, construction, interpretation, and administration of the Plan and all rights relating to the Plan shall be determined solely in accordance with the laws of such state, unless controlled by applicable federal law, if any.

14.      EFFECTIVE DATE

         The effective date of the Plan is September 17, 1996. No Option may be granted after ten (10) years; provided, however, that all outstanding Options shall remain in effect until such outstanding Options have expired or been canceled.

         IN WITNESS WHEREOF, of the adoption of this Stock Option Plan, the Company has caused its President to execute this Plan on the 17th day of September, 1996.

                                        MERCURY WASTE SOLUTIONS, INC.


                                        By:
                                           -------------------------------------
                                         Its: President

                                     [LOGO]
                          MERCURY WASTE SOLUTIONS, INC.

                         ANNUAL MEETING OF SHAREHOLDERS

                             THURSDAY, MAY 23, 2002
                          3:30 P.M. (MINNEAPOLIS TIME)

                   MERCURY WASTE SOLUTIONS ROSEVILLE FACILITY
                            2007 WEST COUNTY ROAD C-2
                              ROSEVILLE, MINNESOTA





[LOGO]  MERCURY WASTE SOLUTIONS, INC.
        302 NORTH RIVERFRONT DRIVE, SUITE 100A
        MANKATO, MINNESOTA 56001                                           PROXY
--------------------------------------------------------------------------------

The undersigned, a shareholder of Mercury Waste Solutions, Inc., hereby appoints Brad J. Buscher and Mark A. Stennes, and each of them, as proxies, with full power of substitution, to vote on behalf of the undersigned the number of shares which the undersigned is then entitled to vote, at the Annual Meeting of Shareholders of Mercury Waste Solutions, Inc. to be held at the Company's Roseville facility located at 2007 West County Road C-2, Roseville, Minnesota on May 23, 2002 at 3:30 p.m. (Minneapolis time), and at any and all adjournments thereof, with all the powers which the undersigned would possess if personally present, upon:








                      SEE REVERSE FOR VOTING INSTRUCTIONS.

                       [ARROW] PLEASE DETACH HERE [ARROW]




           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES.

1.  Election of directors:
    01 Brad J. Buscher      04 Robert L. Etter    06 Frank F. Farrar          [ ] Vote FOR all      [ ] Vote WITHHELD
    02 Joel H. Gottesman    05 Alan R. Geiwitz    07 Peder A. Larson              nominees, except      from all nominees
    03 Mark G. Edlund                                                             as listed below
                                                                              ___________________________________________
(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE,      |                                           |
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)     |___________________________________________|

2.  Proposal to increase the number of shares reserved for issuance under
    the 1996 Stock Option Plan from 371,000 to 500,000.                       [ ] For       [ ] Against       [ ] Abstain

3.  Upon such other business as may properly come before the meeting or any
    adjournments thereof.                                                     [ ] For       [ ] Against       [ ] Abstain

The undersigned hereby revokes all previous proxies relating to the shares covered hereby and acknowledges receipt of the
Notice and Proxy Statement relating to the Annual Meeting of Shareholders.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. When properly executed, this proxy will be voted on the proposals set forth herein as directed by the shareholder, but if no direction is made in the space provided, this proxy will be voted FOR the election of all nominees for director.

Address Change? Mark Box  [ ]   Indicate changes below:                           Dated ___________________________, 2002


                                                                              ___________________________________________
                                                                             |                                           |
                                                                             |                                           |
                                                                             |___________________________________________|

                                                                             Signature(s) in Box
                                                                             (Shareholder must sign exactly as the name
                                                                             appears at left. When signed as a corporate
                                                                             officer, executor, administrator, trustee,
                                                                             guardian, etc., please give full title as such.
                                                                             Both joint tenants must sign.)